EXHIBIT (14)

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Blake S. Bostwick, a Director and President of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA DD	Vanguard Variable Annuity	811-06144
Separate Account VA U	WRL Freedom Premier III	811-21427
WRL Series Annuity Account	WRL Freedom Attainer	811-05672
WRL Series Annuity Account	WRL Freedom Conqueror	811-05672
WRL Series Annuity Account	WRL Freedom Premier	811-05672
WRL Series Annuity Account	WRL Freedom Wealth Creator	811-05672

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2019.

/s/ Blake S. Bostwick
Blake S. Bostwick
Director and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David Schulz, a Director, Senior Vice President and Chief Tax Officer of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA DD	Vanguard Variable Annuity	811-06144
Separate Account VA U	WRL Freedom Premier III	811-21427
WRL Series Annuity Account	WRL Freedom Attainer	811-05672
WRL Series Annuity Account	WRL Freedom Conqueror	811-05672
WRL Series Annuity Account	WRL Freedom Premier	811-05672
WRL Series Annuity Account	WRL Freedom Wealth Creator	811-05672

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2019.

/s/ David Schulz
David Schulz
Director, Senior Vice President and Chief Tax Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, Controller and Senior Vice President of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA DD	Vanguard Variable Annuity	811-06144
Separate Account VA U	WRL Freedom Premier III	811-21427
WRL Series Annuity Account	WRL Freedom Attainer	811-05672
WRL Series Annuity Account	WRL Freedom Conqueror	811-05672
WRL Series Annuity Account	WRL Freedom Premier	811-05672
WRL Series Annuity Account	WRL Freedom Wealth Creator	811-05672

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2019.

/s/ Eric J. Martin
Eric J. Martin
Controller and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Mark W. Mullin, a Director and Chairman of the Board of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA DD	Vanguard Variable Annuity	811-06144
Separate Account VA U	WRL Freedom Premier III	811-21427
WRL Series Annuity Account	WRL Freedom Attainer	811-05672
WRL Series Annuity Account	WRL Freedom Conqueror	811-05672
WRL Series Annuity Account	WRL Freedom Premier	811-05672
WRL Series Annuity Account	WRL Freedom Wealth Creator	811-05672

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2019.

/s/ Mark W. Mullin
Mark W. Mullin
Director and Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jay Orlandi, a Director, Executive Vice President, Secretary and General Counsel of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA DD	Vanguard Variable Annuity	811-06144
Separate Account VA U	WRL Freedom Premier III	811-21427
WRL Series Annuity Account	WRL Freedom Attainer	811-05672
WRL Series Annuity Account	WRL Freedom Conqueror	811-05672
WRL Series Annuity Account	WRL Freedom Premier	811-05672
WRL Series Annuity Account	WRL Freedom Wealth Creator	811-05672

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2019.

/s/ Jay Orlandi
Jay Orlandi
Director, Executive Vice President, Secretary and General Counsel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michiel van Katwijk, a Director, Executive Vice President, Chief Financial Officer and Treasurer of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA DD	Vanguard Variable Annuity	811-06144
Separate Account VA U	WRL Freedom Premier III	811-21427
WRL Series Annuity Account	WRL Freedom Attainer	811-05672
WRL Series Annuity Account	WRL Freedom Conqueror	811-05672
WRL Series Annuity Account	WRL Freedom Premier	811-05672
WRL Series Annuity Account	WRL Freedom Wealth Creator	811-05672

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2019.

/s/ C. Michiel van Katwijk
C. Michiel van Katwijk
Director, Executive Vice President, Chief Financial Officer and Treasurer